UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 30, 2009

Particle Drilling Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-30819	20-1563395
(Commission File Number)	(I.R.S. Employer Identification No.)

5611 Baird Court Houston, Texas	77041
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 223-3031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03   Bankruptcy or Receivership.

On June 30, 2009, Particle Drilling Technologies, Inc., a Nevada corporation (the "Company"), filed a publication notice in the Wall Street Journal to notify any potential creditor of the Bar Date that establishes July 20, 2009 as the last date and time for filing proofs of claim and interests against the Debtors, Particle Drilling Technologies, Inc., a Nevada Corporation, Case No. 09-33744 (filed May 30, 2009 “Petition Date”) and Debtor Particle Drilling Technologies, Inc., a Delaware Corporation, Case No. 09-33830 (Filed June 1, 2009 “Petition Date”) (collectively “Debtors”).  The Bar Date Order, entered on July 11, 2009, requires that any claims against or equity interests  in the Debtors be filed by submitting a proof of claim or interest with the Clerk of Court to “U.S. Bankruptcy Court Clerk, 515 Rusk, Houston Texas 77002”, so that such proof of claim or interest is actually received by the Bar Date.

Any person or entity that is required to file a proof of claim or interest in these cases but fails to do so in a timely manner shall be forever barred, estopped and enjoined from (a) asserting any claim against the Debtors that such creditor has that (1) is in an amount that exceeds the amount, if any, that is set forth in the Debtors’ schedules of liabilities or (2) is of a different nature or in a different classification (any such claim referred to as an “Unscheduled Claim”); and (b) voting upon, or receiving distribution under, and plan of reorganization or liquidation in these cases in respect to an Unscheduled Claim.

The Debtors are proposing a Sale of substantially all of their assets at an auction.  The auction will take place following bid procedures approved by the Court sometime in July 2009.  The Debtors have filed a proposed Plan of Liquidation to distribute the proceeds of the auction and dissolve the Debtors.  The confirmation hearing is scheduled for July 29, 2009 at 1:30p.m. at the United States Court House, Courtroom No. 404, 515 Rusk Street, Houston, Texas, 77002.

Item 9.01   Financial Statements and Exhibits.

 (c) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Publication notice dated June 30, 2009, announcing the Company’s Bar Date as July 20, 2009 as the last date and time for filing proofs of claim and interests against the Debtors.

THE INFORMATION CONTAINED IN THIS CURRENT REPORT, INCLUDING THE EXHIBIT ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTICLE DRILLING TECHNOLOGIES, INC.

Date:	June 30, 2009	By:	/s/ JIM B. TERRY
			Name:	Jim B. Terry
			Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Publication notice dated June 30, 2009, announcing the Company’s Bar Date as July 20, 2009 as the last date and time for filing proofs of claim and interests against the Debtors.